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                                                                     EXHIBIT 4.1

      NUMBER                                                    SHARES
    __________                                                __________
    BG
    __________                                                __________

                          Bank of Granite Corporation

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                         GRANITE FALLS, NORTH CAROLINA

                                             CUSIP 062401 10 4
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES that
                                                                 is the owner of

                                   [SPECIMEN]

            fully paid and non-assessable shares of capital stock of
                         Bank of Granite Corporation,
Transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.
     This Certificate and the shares represented hereby are issued, and shall be held, subject to all of the provisions of the Charter and Bylaws of the Corporation, as amended or to be amended hereafter (copies of which Charter, Bylaws, and any and all amendments thereof are on file at the office of the Corporation), to all of which the holder by acceptance hereof assents.
     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

          /s/ Kirby A. Tyndall                   /s/ John A. Forlines, Jr.

                SECRETARY           [SEAL]                 CHAIRMAN


COUNTERSIGNED AND REGISTERED
 REGISTRAR AND TRANSFER CO.
  (CRANFORD, NEW JERSEY)
TRANSFER AGENT AND REGISTRAR

BY


        AUTHORIZED SIGNATURE


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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Corporation or the transfer agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -as tenants in common           UNIF GIFT
  TEN ENT -as tenants by the entireties     MIN ACT-........Custodian..........
  JT TEN  -as joint tenants with right               (Cust)            (Minor)
           of survivorship and not as       under Uniform Gifts to Minors Act
           tenants in common                ...................................
                                                          (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, _____________ do hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 ______________________________________
|                                      |
|______________________________________|________________________________________

_______________________________________________________________________________
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________

_______________________________________________________________________________

Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated: __________________________
                  In presence of
                                         _______________________________________

__________________________________
     NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

     The signature(s) of the assignor(s) must be guaranteed hereon by a participant in either the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Program (MSP).